UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21879

Oppenheimer Rochester Massachusetts Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 3/31/2014

Item 1. Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
1-Year	-4.61%	-9.14%	0.39%
5-Year	10.34	9.27	5.71
Since Inception (7/18/06)	2.00	1.36	4.89

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

The tax benefits of investing in Oppenheimer Rochester Massachusetts Municipal Fund, we imagine, probably landed on the short list of “things that can make you smile while completing tax returns.” The Fund, which generated tax-free income throughout the 12 months ended March 31, 2014, had a Class A distribution yield of 5.12% at net asset value (NAV) on that date. By way of comparison, a taxable investment would have had to earn 9.22% to provide as much income. Many municipal bond funds – including this one – had negative total returns for the 12 months that ended March 31, 2014, the result of declining muni market prices during calendar year 2013. The annual total return for the Fund’s Class A shares was -4.61% (without sales charges) this reporting period and was positive in the four prior annual reporting periods.

MARKET OVERVIEW

The muni market rebounded the last quarter of this reporting period, which was a welcomed development after the volatility of the previous three quarters. On multiple occasions during this reporting period, statements by the leadership of the Federal Reserve rattled the muni market. This occurred notably in June 2013, when then-chairman Ben S. Bernanke spoke about potential changes to the short-term Fed Funds target rate and the eventual tapering of the Fed’s stimulus program. Although the Fed announced that it was “prepared to increase or reduce the pace of its purchases” and that the Fed Funds rate

The average distribution yield at NAV for Lipper’s Massachusetts Municipal Debt Funds category was 3.51% at the end of this reporting period. At 5.12%, the average distribution yield at NAV for the Fund’s Class A shares was 161 basis points higher than the category average.

would remain between zero and 0.25%, a sharp sell-off in the fixed-income space ensued, prompted by a belief that a policy change was imminent.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	5.12%
Dividend Yield with sales charge	4.88
Standardized Yield	4.94
Taxable Equivalent Yield	9.22
Last distribution (3/25/14)	$0.044
Total distributions (4/1/13 to 3/31/14)	$0.496
Endnotes for this discussion begin on page 16 of this report

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A sell-off also occurred in mid-March 2014 after Janet Yellen, the newly confirmed Fed chairman, held her first press conference and announced that the Fed’s decisions about the Fed Funds rate would begin to “take into account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial developments.” Earlier, the Fed had reported that rates would not change until the unemployment rate had crossed the 6.5% threshold.

The Fed’s decision to spend billions monthly on mortgage-backed securities and long-term Treasuries remained a source of speculation. After more than a year of $85-billion-a-month purchases, the Fed lowered its spending to $75 billion in January 2014 and then to $65 billion the following month. In March 2014, it announced plans to lower its April spending by another $10 billion and said that further adjustments would be “contingent on the Committee’s outlook for the labor market and inflation as well as its assessment of the likely efficacy and costs of such purchases.”

Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of March 31, 2014, the average yield on 30-year, AAA-rated muni bonds was 3.96%, up 77 basis points from March 28, 2013. On March 31, 2014, the average yield on 10-year, AAA-rated muni bonds was 2.53%, up 57 basis points from the March 2013 date, and the average yield on 1-year, AAA-rated muni bonds was 0.20%, the same as it was on the March 2013 date.

Governor Deval Patrick announced this reporting period that a $100 million renovation of Logan International Airport would begin in July 2014. According to The Bond Buyer, the governor said that the work “will open up Massachusetts to new markets and will ensure that we remain competitive for many years to come.”

Early in calendar year 2014, the state finance director reported that the proposed

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budget for fiscal year 2015 would shorten Massachusetts’ timetable to fully fund its pension system by adding 10% in each of the next three fiscal years to the line item for pensions. As a result, Massachusetts expects to have a fully funded pension system by 2036 instead of by 2040.

The governor also proposed taking $175 million of the Commonwealth’s rainy day fund to finance some one-time expenses from the $34 billion fiscal 2014 budget. The balance on the rainy fund – which, at $1.6 billion, was the nation’s third largest on June 30, 2013 – would remain above $1.2 billion, according to officials.

Massachusetts voters approved referenda that will allow casinos to open in Revere and Springfield. In 2011, the Commonwealth authorized the opening of three regional casinos across the state. Casinos not only have the potential to boost local economies, but they also can generate significant tax revenue for their home states.

In January 2014, the governor submitted his proposal for the fiscal 2015 budget that is 5% larger than the previous year’s. The $36 billion spending plan seeks to raise $57 million in additional revenue by expanding the sales tax on carbonated beverages and candy, the so-called Twinkie tax. The proposal also calls for increased spending on transportation, local school districts, and public colleges and universities.

The Commonwealth of Massachusetts made bond-related news near the beginning and end of this reporting period. In June 2013 it offered about $670 million in general obligation (G.O.) securities, which are backed by the full faith and taxing authority of state and local governments, including approximately $100 million in “green bonds” to finance environmentally friendly projects. While the deal was downsized from $1.1 billion, it should generate savings of nearly $4 million in fiscal year 2014, according to Massachusetts’ treasurer.

In March 2014, the commonwealth launched its “MassDirect Notes” program. This electronic trading platform – which seeks to provide individual investors with direct access to new-issue G.O. bonds and to attract buyers from across the country – was expected to raise $250 million in 6 months. The MassDirect program is modeled on the U.S. Treasury’s TreasuryDirect program and is the first of its kind to operate at the state level. G.O. bonds are available to retail investors and governmental entities only during the final 2 weeks of each month and must be purchased from a registered broker-dealer.

Also in March 2014, the Massachusetts Senate considered a 5-year transportation borrowing bill with a price tag of $13.2 billion. The funding was requested by the Commonwealth’s Department of Transportation (MassDOT), which seeks to

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dedicate $5 billion towards bridge improvements. On the top of MassDOT’s initial list are “megaprojects,” including the Longfellow Bridge connecting Boston and Cambridge, the Whittier Bridge between Amesbury and Newburyport, and the Braga Bridge in Fall River.

At the end of the reporting period, G.O. debt in Massachusetts was rated Aa1 by Moody’s Investors Service and AA-plus by Standard & Poor’s and Fitch Ratings.

During this reporting period, media coverage about Detroit’s bankruptcy and about municipal debt issued in Puerto Rico contributed to market volatility. Details about the Fund’s Puerto Rico holdings can be found in the Fund Performance section, which follows.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Massachusetts Municipal Fund held more than 150 securities as of March 31, 2014. This long-term fund was invested in a broad range of sectors, providing shareholders

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with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was ranked first in Lipper’s Massachusetts Municipal Debt Funds category. At 5.12% as of March 31, 2014, it was 161 basis points higher than the category average, which was 3.51%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 9.22%, based on the Fund’s standardized yield as of March 31, 2014, and the current top federal and Massachusetts income tax rates. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

Refundings were a common occurrence during the first half of this reporting period and, in general, led to increased dividend pressure on longer-term municipal bond funds, such as this Fund. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. In the first 6 months of this reporting period, these types of transactions made it difficult for some longer-term funds to replace the called bonds with bonds that had equally attractive yields.

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The dividend trend for this Fund, however, shows the positive impact a yield-driven approach can have. The dividend of the Fund, which was 4.0 cents per Class A share at the outset of the reporting period, increased three times during the reporting period. It rose to 4.1 cents per Class A share with the September 2013 payout, to 4.2 cents in November 2013, and to 4.4 cents in February 2014. In all, the Fund distributed 49.6 cents per share this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 30.7% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, include G.O. debt, sales tax revenue bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. Puerto Rico’s “tobacco bonds” – which are backed by proceeds from the Master Settlement Agreement (MSA), as discussed later in this report – represented an additional 12.5% of net assets on March 31, 2014.

Since his inauguration, first-time governor Alejandro García Padilla has expanded on the fiscal discipline that was the hallmark of his predecessor, Luis Fortuño. We have been impressed by the current governor’s focus on the economy. Already he has cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

During this reporting period, however, Puerto Rico debt became the subject of a variety of critical reports. The coverage focused on the Commonwealth’s lingering economic difficulties, which were exacerbated by the Great Recession. The reports also failed to highlight the significant fiscal strides that the Commonwealth’s elected officials have made or the unique provisions in the island’s constitution that prioritize G.O. debt-service payments. This coverage led to increased pricing pressure in this sector.

Nearly two-thirds of the Fund’s G.O. securities were issued by Puerto Rico as of March 31, 2014. In all, G.O.s represented 6.9% of total assets at the end of this reporting period. The Fund’s holdings also include bonds issued in the various municipalities in Massachusetts. Credit-sensitive G.O. holdings caused the sector to detract from the Fund’s performance this reporting period.

“Credit spread widening” – which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases – was in evidence this reporting period and can adversely affect credit-sensitive securities, such as many of those issued in Puerto Rico. When spreads become wider, prices of high-grade muni

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bonds generally perform better than those of lower-rated bonds. Nonetheless, we continue to believe that the sector remains well positioned to provide attractive levels of tax-free income to the long-term benefit of our yield-seeking investors.

More than 90% of sales tax revenue bonds held by the Fund this reporting period – 6.4% of the Fund’s total assets as of March 31, 2014 – were issued in Puerto Rico. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax cash flows. The Fund’s sales tax revenue bonds detracted from the Fund’s performance this reporting period.

In February 2014, S&P, Moody’s and Fitch downgraded Puerto Rico’s G.O.s and an assortment of other securities issued on island to below investment grade with negative implications. Throughout the industry, municipal bond funds with Puerto Rico holdings saw an increase in the percentage of their assets that were below investment grade.

At Oppenheimer Rochester, this Fund, like most of our funds, has a prospectus limitation on the purchases of below-

investment-grade bonds (see page 12 for further details). While about 70% of this Fund’s holdings were investment grade as of March 31, 2014, investors should note that lower-rated bonds can be more volatile than investment grade bonds and subject to greater liquidity risk.

Investors should also note that our perspective has not changed: Puerto Rico continues to show a very strong willingness to pay bondholders; additionally, our credit research shows that coverage ratios are sufficient and legal protections remain strong for the bonds we hold. Deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rican bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund.

Late in this reporting period, the market reacted quite favorably to new G.O. bonds issued by Puerto Rico. Strong demand led officials to increase the offering by $500 million, to $3.5 billion, and the sale attracted $16 billion in orders. The bond deal confirmed that the Commonwealth had not lost its access to the credit market, as some critics had asserted. The Fund’s holdings of Puerto Rico paper remained a detractor to overall Fund performance for the reporting period, even though most munis issued on island rallied in the period’s final 3 months.

Shareholders in this Fund and in many of our competitors’ funds have benefited over

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the long term from the triple-tax-free status of income generated by Puerto Rico holdings. While price volatility can be unnerving in the short term, the yields on Puerto Rico paper became increasingly attractive this reporting period.

The Fund continued to favor the higher education sector this reporting period, which constituted 15.0% of total assets as of March 31, 2014. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. These bonds have regularly provided high levels of tax-free income. Higher education was a positive contributor to the Fund this reporting period.

As of March 31, 2014, the Fund was invested in the hospital/healthcare sector, comprising 14.5% of its total assets. Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade. This reporting period, investments in this credit-sensitive sector detracted from the Fund’s overall performance.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 12.6% of the Fund’s total assets at the end of this reporting period.

In September 2014, an arbitration panel that was seeking to resolve a long-standing dispute related to MSA payments issued a favorable ruling. At issue was whether the states and municipalities that signed the MSA (including Massachusetts) had “diligently enforced” its terms in 2003 and should therefore retain the disputed portion of the annual MSA proceeds known as the non-participating manufacturers adjustment. All of the states that had issued “tobacco bonds” and were in arbitration were found to have been compliant with the MSA’s terms and will receive millions of dollars apiece. These payments will further support the debt-service obligations on the “tobacco bonds” of these states. Payments to the Commonwealth of Massachusetts were not disputed by the tobacco companies that had signed the MSA. Even though Massachusetts does not issue “tobacco bonds,” this ruling represented good news for shareholders of this Fund, which invests in “tobacco bonds” issued in Puerto Rico and Guam. The market rallied after this ruling was announced.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories.

Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior

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reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. While this credit-sensitive sector was a detractor this reporting period from the Fund’s performance, investors should note that we believe the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

As of March 31, 2014, the Fund’s investments in the multifamily and single-family housings sector represented 7.2% and 3.0 percent of the Fund’s total assets, respectively. These securities continued to provide competitive levels of tax-free income and were positive contributors to the Fund’s total reporting period this reporting period, despite difficult conditions in the national housing market.

The Fund’s airline-backed holdings represented 6.7% of total assets as of March 31, 2014. Many of the Fund’s holdings in this sector are backed by municipal bond insurance. The airline sector was a strong contributor to Fund performance this reporting period.

The Fund remained invested in the adult living facilities sector, which represented 5.1% of the Fund’s total assets as of March 31, 2014. These bonds, which finance various projects at senior living centers, tend to outperform in densely populated geographies with strong real estate values and in more rural areas with stable home prices. This sector contributed to the Fund’s performance this reporting period.

Several sectors in which the Fund maintained relatively smaller investments as of March 31, 2014, also contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in many sectors including: education, student loans, sewer and water utilities, and not-for-profit organizations.

In other sectors, however, widening credit spreads and higher yields took a toll on performance. For example, the electric utilities sector detracted from the Fund’s performance this reporting period, as did the securities that the Fund held in the municipal leases, resource recovery, parking fee revenue and highways/commuter facilities sectors.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting

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period, which was characterized by stable and low rates in the short-term market. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. During this reporting period, the prices of these securities were adversely affected by market conditions and the Fund’s inverse floaters, in aggregate, detracted from Fund performance. As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

The Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk”

bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of March 31, 2014, market movements or rating changes of municipal bonds caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors,

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maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Higher Education	15.0%
Hospital/Healthcare	14.5
Tobacco-Master Settlement Agreement	12.6
Multi-family Housing	7.2
General Obligation	6.9
Airlines	6.7
Sales Tax Revenue	6.4
Adult Living Facilities	5.1
Municipal Leases	4.4
Education	4.1

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2014, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.4%	0.0%	0.4%
AA	31.8	0.0	31.8
A	13.3	0.0	13.3
BBB	22.4	2.4	24.8
BB or lower	20.6	9.1	29.7
Total	88.5%	11.5%	100.0%

The percentages above are based on the market value of the securities as of March 31, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 3/31/14

	Without Sales Charge	With Sales Charge
Class A	5.12%	4.88%
Class B	4.42	N/A
Class C	4.43	N/A
Class Y	4.98	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/14

Class A	4.94%
Class B	4.44
Class C	4.44
Class Y	5.05

TAXABLE EQUIVALENT YIELDS

As of 3/31/14

Class A	9.22%
Class B	8.28
Class C	8.28
Class Y	9.42

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/14

	Inception Date	1-Year	5-Year	Since Inception
Class A (ORMAX)	7/18/06	-4.61%	10.34%	2.00%
Class B (ORBAX)	7/18/06	-5.33%	9.52%	1.41%
Class C (ORCAX)	7/18/06	-5.33%	9.51%	1.22%
Class Y (ORYAX)	7/29/11	-4.51%	N/A	4.92%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/14

	Inception Date	1-Year	5-Year	Since Inception
Class A (ORMAX)	7/18/06	-9.14%	9.27%	1.36%
Class B (ORBAX)	7/18/06	-9.87%	9.24%	1.41%
Class C (ORCAX)	7/18/06	-6.24%	9.51%	1.22%
Class Y (ORYAX)	7/29/11	-4.51%	N/A	4.92%

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COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.044 for the 28-day accrual period ended March 25, 2014. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on March 25, 2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date.

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Distribution yields for Class B, C and Y are annualized based on dividends of $0.0380, $0.0380 and $0.0428, respectively, for the 28-day accrual period ended March 25, 2014, and on the corresponding net asset values on that date; the Class, B, C and Y share dividends were paid on March 25, 2014.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended March 31, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s Massachusetts Municipal Debt Funds category was calculated based on the distributions and the final NAVs of the reporting period for the funds in the category. The calculation included 43 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal and Massachusetts tax rate of 46.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

17 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

18 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

19 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Actual	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During 6 Months Ended March 31, 2014
Class A	$1,000.00	$1,043.60	$5.11
Class B	1,000.00	1,039.70	8.32
Class C	1,000 .00	1,039.80	8.94
Class Y	1,000 .00	1,043.10	6.69

Hypothetical (5% return before expenses)
Class A	1,000 .00	1,019.95	5.05
Class B	1,000 .00	1,016.80	8.23
Class C	1,000 .00	1,016.21	8.83
Class Y	1,000 .00	1,018.40	6.61

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 31, 2014 are as follows:

Class	Expense Ratios
Class A	1.00%
Class B	1.63
Class C	1.75
Class Y	1.31

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

20 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2014

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—112.7%
Massachusetts—75.6%
$ 500,000	Auburn, MA GO1	5.125%		06/01/2020	$504,170
500,000	Berkshire, MA Power Cooperative Corp.[1]	5.250		07/01/2027	538,310
140,000	Boston, MA Industrial Devel. Financing Authority (Crosstown Center Hotel)	6.500		09/01/2035	101,762
640,000	Boston, MA Industrial Devel. Financing Authority (Harbor Electric Energy)	7.375		05/15/2015	643,213
50,000	Bourne, MA GO1	5.100		05/15/2016	50,201
10,000	Brockton, MA GO1	4.750		06/15/2017	10,034
20,000	Dudley, MA GO1	5.600		05/01/2020	20,053
25,000	Dudley, MA GO1	5.500		05/01/2017	25,109
95,000	Hanson, MA GO1	4.500		04/15/2022	95,617
185,000	MA Bay Transportation Authority[1]	6.200		03/01/2016	197,376
250,000	MA Devel. Finance Agency (Brandeis University)[1]	5.000		10/01/2040	268,342
1,000,000	MA Devel. Finance Agency (Cambridge Friends School)[1]	5.750		09/01/2018	1,001,330
1,140,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625		04/01/2029	1,140,433
825,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625		04/01/2019	825,214
800,000	MA Devel. Finance Agency (Emerson College)[1]	5.500		01/01/2030	851,112
20,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.000		01/01/2024	20,018
250,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.500		01/01/2035	245,277
500,000	MA Devel. Finance Agency (Foxborough Regional Charter School)[1]	7.000		07/01/2042	552,815
100	MA Devel. Finance Agency (Groves-Lincoln Senior Living Facility)	7.875		06/01/2044	—
100	MA Devel. Finance Agency (Groves-Lincoln Senior Living Facility)	7.500		06/01/2029	—
30,000	MA Devel. Finance Agency (Hampshire College)[1]	5.625		10/01/2024	30,249
1,000,000	MA Devel. Finance Agency (Lasell College)[1]	6.000		07/01/2031	1,056,050
1,418,083	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2046	1,156,532
75,280	MA Devel. Finance Agency (Linden Ponds)[1]	5.500		11/15/2046	54,095
374,433	MA Devel. Finance Agency (Linden Ponds)	(0.179)	[2]	11/15/2056	1,794
415,000	MA Devel. Finance Agency (Loomis Communities)	6.000		01/01/2033	422,582
425,000	MA Devel. Finance Agency (Massdevel./Saltonstall Building Redevel. Corp.)[1]	5.125		08/01/2028	425,297
500,000	MA Devel. Finance Agency (Mount Holyoke College)[1]	5.000		07/01/2041	524,905
650,000	MA Devel. Finance Agency (Northeastern University)	5.000		10/01/2029	709,910
750,000	MA Devel. Finance Agency (Olin College)	5.000		11/01/2038	795,998
400,000	MA Devel. Finance Agency (Orchard Cove)[1]	5.250		10/01/2037	376,604
585,000	MA Devel. Finance Agency (Pacific Rim Charter Public School)[1]	5.125		06/01/2031	555,797
1,000,000	MA Devel. Finance Agency (Partners Healthcare System)[1]	5.000		07/01/2041	1,062,660
550,000	MA Devel. Finance Agency (Seven Hills Foundation & Affiliates)[1]	5.000		09/01/2035	525,948
60,000	MA Devel. Finance Agency (Seven Hills Foundation & Affiliates)[1]	5.500		09/01/2022	60,069

21 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Massachusetts (Continued)
$ 20,000	MA Devel. Finance Agency (Seven Hills Foundation & Affiliates)	5.100%	09/01/2018	$20,080
35,000	MA Devel. Finance Agency (Seven Hills Foundation & Affiliates)[1]	5.500	09/01/2027	35,016
205,000	MA Devel. Finance Agency (Symmes Life Care)[1]	5.000	03/01/2035	205,049
1,000,000	MA Devel. Finance Agency (Tufts Medical Center)[1]	7.250	01/01/2032	1,189,210
405,000	MA Devel. Finance Agency (VOA Ayer)[1]	6.200	02/20/2046	430,782
1,000,000	MA Devel. Finance Agency (VOA Concord)[1]	5.200	11/01/2041	847,930
515,000	MA Devel. Finance Agency (Wheelock College)[1]	5.250	10/01/2037	520,238
10,000	MA Devel. Finance Agency (Williston Northampton School)[1]	5.000	10/01/2037	10,034
220,000	MA Educational Financing Authority, Series A1	4.600	01/01/2022	224,154
3,535,000	MA Educational Financing Authority, Series H3	6.350	01/01/2030	3,783,088
500,000	MA H&EFA (Baystate Medical Center)[1]	5.500	07/01/2028	544,300
160,000	MA H&EFA (Beverly Hospital Corp.)[1]	5.250	07/01/2023	160,186
1,090,000	MA H&EFA (Catholic Health East)[1]	6.250	11/15/2032	1,226,479
500,000	MA H&EFA (Children’s Hospital)[1]	5.250	12/01/2039	532,295
500,000	MA H&EFA (Covenant Health System/Surgicenter at St. Joseph Hospital Obligated Group)[1]	5.000	07/01/2031	510,510
430,000	MA H&EFA (East Concord Medical Foundation)[1]	6.450	03/01/2020	430,585
125,000	MA H&EFA (Emerson Hospital)[1]	5.000	08/15/2035	113,399
1,330,000	MA H&EFA (Fisher College)[1]	5.125	04/01/2030	1,310,742
25,000	MA H&EFA (Fisher College)[1]	5.125	04/01/2037	23,691
25,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)[1]	4.750	07/01/2022	25,037
325,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)[1]	5.000	07/01/2018	326,287
250,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)	5.000	07/01/2014	251,030
85,000	MA H&EFA (Holyoke Hospital)[1]	6.500	07/01/2015	84,358
50,000	MA H&EFA (Jordan Hospital)[1]	5.375	10/01/2028	49,627
150,000	MA H&EFA (Jordan Hospital)[1]	5.250	10/01/2023	150,004
10,000	MA H&EFA (Partners Healthcare System)[1]	5.000	07/01/2020	10,036
120,000	MA H&EFA (Simmons College)[1]	5.125	10/01/2028	120,118
90,000	MA H&EFA (Simmons College)[1]	8.000	10/01/2029	99,500
610,000	MA H&EFA (Simmons College)[1]	8.000	10/01/2039	670,951
5,000	MA H&EFA (Simmons College)[1]	5.000	10/01/2019	5,011
295,000	MA H&EFA (South Shore Hospital)[1]	6.500	07/01/2022	319,795
500,000	MA H&EFA (Springfield College)[1]	5.500	10/15/2031	538,595
500,000	MA H&EFA (Suffolk University)[1]	6.250	07/01/2030	561,185
45,000	MA H&EFA (UMass Memorial Health Care/UMass Memorial Medical Center Obligated Group)[1]	5.000	07/01/2018	45,099
600,000	MA H&EFA (UMass Memorial Health Care/UMass Memorial Medical Center Obligated Group)[1]	5.000	07/01/2028	600,042
1,390,000	MA HFA (Rental Hsg.)[1]	5.050	07/01/2018	1,409,502
40,000	MA HFA (Single Family Hsg.)[1]	5.000	12/01/2037	40,255
10,000	MA HFA, Series A1	5.250	07/01/2025	10,010
35,000	MA HFA, Series A1	5.200	12/01/2037	35,323
75,000	MA HFA, Series A1	5.200	12/01/2033	77,033

22 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Massachusetts (Continued)
$ 95,000	MA HFA, Series A1	5.100%	12/01/2027	$96,836
500,000	MA HFA, Series A1	5.100	12/01/2030	516,210
25,000	MA HFA, Series A1	5.000	12/01/2028	25,231
750,000	MA HFA, Series B1	5.250	12/01/2030	771,810
295,000	MA HFA, Series B1	5.500	06/01/2041	304,461
500,000	MA HFA, Series C1	5.000	12/01/2030	512,220
20,000	MA HFA, Series C1	5.125	12/01/2039	20,658
480,000	MA HFA, Series C1	5.300	12/01/2037	485,395
750,000	MA HFA, Series E1	5.000	12/01/2043	784,463
50,000	MA HFA, Series E1	5.200	12/01/2034	50,026
245,000	MA HFA, Series F1	5.700	06/01/2040	253,379
10,000	MA HFA, Series P1	5.000	12/01/2023	10,007
30,000	MA HFA, Series P1	5.100	12/01/2033	30,007
15,000	MA HFA, Series P1	5.200	12/01/2045	15,000
1,600,000	MA HFA, Series Q1	5.050	12/01/2023	1,601,600
15,000	MA Industrial Finance Agency (Berkshire Retirement Community)	6.625	07/01/2016	15,047
190,000	MA Industrial Finance Agency (Cambridge Friends School)[1]	5.800	09/01/2028	189,987
125,000	MA Industrial Finance Agency (Chelsea Jewish Nursing Home)[1]	6.500	08/01/2037	125,227
490,000	MA Industrial Finance Agency (Shed)[1]	7.250	09/01/2017	491,333
120,000	MA Port Authority (Delta Air Lines)[1]	5.000	01/01/2021	118,774
30,000	MA Port Authority (Delta Air Lines)[1]	5.200	01/01/2020	30,000
1,130,000	MA Port Authority (Delta Air Lines)[1]	5.000	01/01/2027	1,089,648
380,000	MA Port Authority (US Airways)[1]	5.750	09/01/2016	380,783
1,910,000	MA Port Authority (US Airways)[1]	5.875	09/01/2023	1,911,261
830,000	MA Port Authority (US Airways)[1]	6.000	09/01/2021	830,581
500,000	MA Port Authority Facilities[1]	5.125	07/01/2041	521,155
675,000	MA Port Authority Facilities	5.000	07/01/2037	708,676
10,000	MA Water Pollution Abatement Trust[1]	5.000	08/01/2032	10,037
25,000	MA Water Pollution Abatement Trust[1]	5.125	02/01/2031	25,095
10,000	MA Water Pollution Abatement Trust[1]	5.500	08/01/2030	10,042
200,000	MA Water Pollution Abatement Trust[1]	5.250	08/01/2033	200,768
10,000	MA Water Pollution Abatement Trust	5.250	08/01/2014	10,043
125,000	Martha’s Vineyard, MA Land Bank[1]	5.000	05/01/2032	125,454
25,000	Martha’s Vineyard, MA Regional High School District No. 100	5.000	12/15/2014	25,102
500,000	Monson, MA GO1	5.000	11/01/2016	506,955
5,000	Tauton, MA GO	5.000	03/01/2019	5,019
195,000	Wareham, MA Fire District[1]	5.300	07/15/2018	195,445
185,000	Wareham, MA Fire District[1]	5.250	07/15/2016	185,762
195,000	Wareham, MA Fire District[1]	5.300	07/15/2019	195,411
75,000	Wareham, MA Fire District	5.150	07/15/2014	75,312
100,000	Wenham, MA GO1	5.000	06/01/2020	100,265
15,000	Worcester, MA GO	5.500	08/15/2016	15,064
				45,970,991

23 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions—37.1%
$ 500,000	Guam Government Business Privilege[1]	5.250%	01/01/2036	$514,870
250,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875	07/01/2035	252,385
750,000	Guam International Airport Authority	6.000	10/01/2034	816,375
125,000	Guam Power Authority, Series A	5.000	10/01/2023	141,183
125,000	Guam Power Authority, Series A	5.000	10/01/2030	132,684
1,000,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.324 [2]	06/01/2057	18,120
1,000,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.625	06/01/2047	779,660
530,000	Puerto Rico (American Airlines ) Escrow	6.450	12/01/2025	263,991
1,010,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	898,213
1,145,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	1,120,176
39,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.625 [2]	05/15/2057	544,310
12,000,000	Puerto Rico Children’s Trust Fund (TASC)	8.101 [2]	05/15/2055	307,680
36,430,000	Puerto Rico Children’s Trust Fund (TASC)	6.725 [2]	05/15/2050	2,336,984
2,775,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625	05/15/2043	2,364,578
750,000	Puerto Rico Commonwealth GO1	6.500	07/01/2037	619,725
500,000	Puerto Rico Commonwealth GO	5.750	07/01/2028	407,860
750,000	Puerto Rico Commonwealth GO	5.500	07/01/2039	563,423
1,500,000	Puerto Rico Commonwealth GO1	6.000	07/01/2039	1,165,890
250,000	Puerto Rico Highway & Transportation Authority[1]	5.300	07/01/2035	181,025
35,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600	10/01/2014	34,242
705,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250	10/01/2024	498,090
1,770,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500	10/01/2037	1,066,354
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375	04/01/2042	77,659
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125	04/01/2032	80,540
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2027	84,627
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2042	76,649
1,000,000	Puerto Rico Public Buildings Authority[1]	6.500	07/01/2030	823,090
1,665,000	Puerto Rico Public Buildings Authority[1]	6.750	07/01/2036	1,371,427
500,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	419,890
800,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750	08/01/2037	637,864
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.160 [2]	08/01/2034	197,820
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500	08/01/2044	861,840
500,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750	08/01/2057	431,275
600,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000	08/01/2042	493,026
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000 [4]	08/01/2032	752,250
500,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.000	10/01/2029	513,530
315,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2021	311,327
500,000	V.I. Water & Power Authority, Series A1	5.000	07/01/2031	409,355
				22,569,987
Total Investments, at Value (Cost $73,685,292)—112.7%				68,540,978
Liabilities in Excess of Other Assets—(12.7)				(7,725,208)
Net Assets—100.0%				$60,815,770

24 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

GO	General Obligation
H&EFA	Health and Educational Facilities Authority
HFA	Housing Finance Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
ROLs	Residual Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
UMass	University of Massachusetts
V.I.	United States Virgin Islands
VOA	Volunteers of America

See accompanying Notes to Financial Statements.

25 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2014

Assets
Investments, at value (cost $73,685,292)—see accompanying statement of investments	$68,540,978
Cash	571,260
Receivables and other assets:
Investments sold	1,437,317
Interest	1,147,951
Shares of beneficial interest sold	318,368
Other	115,486
Total assets	72,131,360

Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 6)	8,000,000
Payable for short-term floating rate notes issued (See Note 1)	3,010,000
Shares of beneficial interest redeemed	172,866
Dividends	52,798
Distribution and service plan fees	12,072
Shareholder communications	7,942
Trustees’ compensation	4,546
Interest expense on borrowings	935
Other	54,431
Total liabilities	11,315,590

Net Assets	$60,815,770

Composition of Net Assets
Par value of shares of beneficial interest	$5,879
Additional paid-in capital	75,081,213
Accumulated net investment income	459,383
Accumulated net realized loss on investments	(9,586,391)
Net unrealized depreciation on investments	(5,144,314)
Net Assets	$60,815,770

26 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $36,907,664 and 3,565,463 shares of beneficial interest outstanding)	$10.35
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.87
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,284,770 and 124,154 shares of beneficial interest outstanding)	$10.35
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,228,382 and 1,764,442 shares of beneficial interest outstanding)	$10.33
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $4,394,954 and 424,641 shares of beneficial interest outstanding)	$10.35

See accompanying Notes to Financial Statements

27 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2014

Investment Income
Interest	$4,625,362

Expenses
Management fees	400,245
Distribution and service plan fees:
Class A	114,075
Class B	13,709
Class C	212,869
Transfer and shareholder servicing agent fees:
Class A	35,520
Class B	1,311
Class C	16,672
Class Y	3,086
Shareholder communications:
Class A	36,058
Class B	2,113
Class C	16,500
Class Y	2,885
Borrowing fees	210,593
Legal, auditing and other professional fees	51,692
Interest expense and fees on short-term floating rate notes issued (See Note 1)	28,955
Interest expense on borrowings	11,987
Trustees’ compensation	1,322
Custodian fees and expenses	1,052
Other	11,897
Total expenses	1,172,541
Less waivers and reimbursements of expenses	(169,667)
Net expenses	1,002,874
Net Investment Income	3,622,488
Realized and Unrealized Loss
Net realized loss on investments	(1,655,266)
Net change in unrealized appreciation/depreciation on investments	(6,786,041)
Net Decrease in Net Assets Resulting from Operations	$(4,818,819)

See accompanying Notes to Financial Statements.

28 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2014	Year Ended March 28, 2013[1]
Operations
Net investment income	$3,622,488	$3,566,708
Net realized loss	(1,655,266)	(307,698)
Net change in unrealized appreciation/depreciation	(6,786,041)	1,300,756
Net increase (decrease) in net assets resulting from operations	(4,818,819)	4,559,766
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,160,872)	(2,480,131)
Class B	(54,192)	(77,074)
Class C	(841,298)	(1,018,979)
Class Y	(189,253)	(183,479)
	(3,245,615)	(3,759,663)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(14,677,130)	12,266,982
Class B	(302,658)	(140,335)
Class C	(5,832,828)	4,789,412
Class Y	(211,893)	2,743,098
	(21,024,509)	19,659,157
Net Assets
Total increase (decrease)	(29,088,943)	20,459,260
Beginning of period	89,904,713	69,445,453

End of period (including accumulated net investment income of $459,383 and $70,852, respectively)	$60,815,770	$89,904,713

1. March 28, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

29 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2014

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(4,818,819)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(10,276,414)
Proceeds from disposition of investment securities	35,266,577
Short-term investment securities, net	(3,878,398)
Premium amortization	150,054
Discount accretion	(309,834)
Net realized loss on investments	1,655,266
Net change in unrealized appreciation/depreciation on investments	6,786,041
Change in assets:
Increase in other assets	(49,509)
Decrease in interest receivable	290,201
Increase in receivable for securities sold	(371,690)
Change in liabilities:
Decrease in other liabilities	(5,173)
Decrease in payable for securities purchased	(1,517,038)
Net cash provided by operating activities	22,921,264

Cash Flows from Financing Activities
Proceeds from borrowings	37,600,000
Payments on borrowings	(34,800,000)
Payments on short-term floating rate notes issued	(365,000)
Proceeds from shares sold	15,853,705
Payments on shares redeemed	(40,360,855)
Cash distributions paid	(669,566)
Net cash used in financing activities	(22,741,716)
Net increase in cash	179,548
Cash, beginning balance	391,712
Cash, ending balance	$571,260

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,577,235.
Cash paid for interest on borrowings—$11,765.
Cash paid for interest on short-term floating rate notes issued—$28,955.

See accompanying Notes to Financial Statements.

30 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended March 31, 2014	Year Ended March 28, 2013 [1]	Year Ended March 30, 2012 [1]	Year Ended March 31, 2011	Year Ended March 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$11.38	$11.24	$9.90	$10.49	$8.40

Income (loss) from investment operations:
Net investment income[2]	0.55	0.53	0.61	0.62	0.65
Net realized and unrealized gain (loss)	(1.08)	0.17	1.34	(0.58)	2.13

Total from investment operations	(0.53)	0.70	1.95	0.04	2.78

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.56)	(0.61)	(0.63)	(0.69)

Net asset value, end of period	$10.35	$11.38	$11.24	$9.90	$10.49

Total Return, at Net Asset Value[3]	(4.61)%	6.32%	20.18%	0.21%	33.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,908	$56,766	$43,995	$42,894	$41,729

Average net assets (in thousands)	$46,038	$50,744	$44,127	$46,193	$36,105

Ratios to average net assets:[4]
Net investment income	5.22%	4.65%	5.71%	5.89%	6.54%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.04%	0.94%	0.96%	0.98%	0.99%
Interest and fees from borrowings	0.31%	0.36%	0.38%	0.22%	0.17%
Interest and fees on short-term floating rate notes issued[5]	0.04%	0.05%	0.08%	0.07%	0.12%

Total expenses	1.39%	1.35%	1.42%	1.27%	1.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.20%	1.26%	1.09%	1.05%

Portfolio turnover rate	14%	10%	13%	21%	17%

1. March 28, 2013 and March 30, 2012 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

31 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended March 31, 2014	Year Ended March 28, 2013 [1]	Year Ended March 30, 2012 [1]	Year Ended March 31, 2011	Year Ended March 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$11.38	$11.23	$9.89	$10.49	$8.40

Income (loss) from investment operations:
Net investment income[2]	0.47	0.45	0.53	0.54	0.57
Net realized and unrealized gain (loss)	(1.08)	0.18	1.34	(0.59)	2.14

Total from investment operations	(0.61)	0.63	1.87	(0.05)	2.71

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.48)	(0.53)	(0.55)	(0.62)

Net asset value, end of period	$10.35	$11.38	$11.23	$9.89	$10.49

Total Return, at Net Asset Value[3]	(5.33)%	5.63%	19.31%	(0.63)%	32.89%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,285	$1,731	$1,846	$1,747	$1,895

Average net assets (in thousands)	$1,370	$1,844	$1,738	$1,944	$1,664

Ratios to average net assets:[4]
Net investment income	4.47%	3.94%	4.96%	5.14%	5.77%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.89%	1.78%	1.80%	1.84%	1.92%
Interest and fees from borrowings	0.31%	0.37%	0.38%	0.22%	0.17%
Interest and fees on short-term floating rate notes issued[5]	0.04%	0.05%	0.08%	0.07%	0.12%

Total expenses	2.24%	2.20%	2.26%	2.13%	2.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.90%	1.97%	2.01%	1.84%	1.81%

Portfolio turnover rate	14%	10%	13%	21%	17%

1. March 28, 2013 and March 30, 2012 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

32 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Class C	Year Ended March 31, 2014	Year Ended March 28, 2013 [1]	Year Ended March 30, 2012 [1]	Year Ended March 31, 2011	Year Ended March 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$11.36	$11.22	$9.88	$10.47	$8.39

Income (loss) from investment operations:
Net investment income[2]	0.47	0.44	0.52	0.54	0.56
Net realized and unrealized gain (loss)	(1.08)	0.18	1.35	(0.58)	2.14

Total from investment operations	(0.61)	0.62	1.87	(0.04)	2.70

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.48)	(0.53)	(0.55)	(0.62)

Net asset value, end of period	$10.33	$11.36	$11.22	$9.88	$10.47

Total Return, at Net Asset Value[3]	(5.33)%	5.54%	19.33%	(0.54)%	32.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,228	$26,442	$21,408	$17,529	$23,603

Average net assets (in thousands)	$21,270	$24,549	$18,875	$23,340	$16,989

Ratios to average net assets:[4]
Net investment income	4.47%	3.90%	4.93%	5.12%	5.67%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.79%	1.68%	1.71%	1.72%	1.76%
Interest and fees from borrowings	0.31%	0.36%	0.38%	0.22%	0.17%
Interest and fees on short-term floating rate notes issued[5]	0.04%	0.05%	0.08%	0.07%	0.12%

Total expenses	2.14%	2.09%	2.17%	2.01%	2.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.90%	1.95%	2.01%	1.84%	1.81%

Portfolio turnover rate	14%	10%	13%	21%	17%

1. March 28, 2013 and March 30, 2012 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

33 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended March 31, 2014	Year Ended March 28, 2013 [1]	Period Ended March 30, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$11.37	$11.23	$10.43

Income (loss) from investment operations:
Net investment income[3]	0.55	0.54	0.38
Net realized and unrealized gain (loss)	(1.07)	0.17	0.83

Total from investment operations	(0.52)	0.71	1.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.57)	(0.41)

Net asset value, end of period	$10.35	$11.37	$11.23

Total Return, at Net Asset Value[4]	(4.51)%	6.43%	11.87%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,395	$4,966	$2,196

Average net assets (in thousands)	$4,005	$3,713	$1,012

Ratios to average net assets:[5]
Net investment income	5.18%	4.73%	5.23%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.79%	0.69%	0.71%
Interest and fees from borrowings	0.31%	0.36%	0.39%
Interest and fees on short-term floating rate notes issued[6]	0.04%	0.05%	0.08%

Total expenses	1.14%	1.10%	1.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.14%	1.10%	1.18%

Portfolio turnover rate	14%	10%	13%

1. March 28, 2013 and March 30, 2012 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. For the period from July 29, 2011 (inception of offering) to March 30, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

34 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2014

1. Significant Accounting Policies

Oppenheimer Rochester Massachusetts Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities

35 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

1. Significant Accounting Policies (Continued)

with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term

36 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

37 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued 1. Significant Accounting Policies (Continued)

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2014, the Fund’s maximum exposure under such agreements is estimated at $3,010,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At March 31, 2014, municipal bond holdings with a value of $3,783,088 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $3,010,000 in short-term floating rate securities issued and outstanding at that date.

At March 31, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 640,000	MA Educational Financing Authority ROLs[3]	26.909%	1/1/30	$773,088

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial

38 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $3,010,000 or 4.17% of its total assets as of March 31, 2014.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$509,289	$—	$9,300,027	$5,430,678

39 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

1. As of March 31, 2014, the Fund had $9,300,027 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2015	$173
2016	596,725
2017	1,563,197
2018	3,483,605
2019	528,346
No expiration	3,127,981

Total	$9,300,027

2. During the fiscal year ended March 31, 2014, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended March 28, 2013, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for March 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$11,658	$11,658

The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 was as follows:

	Year Ended March 31, 2014	Year Ended March 31, 2013
Distributions paid from:
Exempt-interest dividends	$3,202,840	$3,731,999
Ordinary income	42,775	27,664

Total	$3,245,615	$3,759,663

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

40 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Federal tax cost of securities	$71,158,335 [1]

Gross unrealized appreciation	$1,872,355
Gross unrealized depreciation	(7,303,033)

Net unrealized depreciation	$(5,430,678)

1. The Federal tax cost of securities does not include cost of $2,813,321, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$114
Payments Made to Retired Trustees	186
Accumulated Liability as of March 31, 2014	1,461

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

41 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

1. Significant Accounting Policies (Continued)

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

42 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

43 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These

44 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

2. Securities Valuation (Continued)

data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Massachusetts	$—	$45,970,991	$—	$45,970,991
U.S. Possessions	—	22,569,987	—	22,569,987

Total Assets	$—	$68,540,978	$—	$68,540,978

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2014		Year Ended March 28, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	771,147	$8,155,021	1,737,820	$19,843,996
Dividends and/or distributions reinvested	182,136	1,905,723	181,429	2,072,950
Redeemed	(2,375,596)	(24,737,874)	(846,989)	(9,649,964)

Net increase (decrease)	(1,422,313)	$(14,677,130)	1,072,260	$12,266,982

45 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

3. Shares of Beneficial Interest (Continued)

	Year Ended March 31, 2014		Year Ended March 28, 2013
	Shares	Amount	Shares	Amount
Class B
Sold	15,043	$155,016	17,962	$204,324
Dividends and/or distributions reinvested	3,643	38,095	4,816	54,996
Redeemed	(46,611)	(495,769)	(35,067)	(399,655)

Net decrease	(27,925)	$(302,658)	(12,289)	$(140,335)

Class C
Sold	354,870	$3,783,384	724,641	$8,272,729
Dividends and/or distributions reinvested	53,368	556,826	52,709	601,118
Redeemed	(971,319)	(10,173,038)	(358,300)	(4,084,435)

Net increase (decrease)	(563,081)	$(5,832,828)	419,050	$4,789,412

Class Y
Sold	375,065	$3,893,151	299,476	$3,412,368
Dividends and/or distributions reinvested	7,312	76,591	6,603	75,450
Redeemed	(394,337)	(4,181,635)	(64,991)	(744,720)

Net increase (decrease)	(11,960)	$(211,893)	241,088	$2,743,098

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$10,276,414	$35,266,577

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

46 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2014 were as follows:

47 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

5. Fees and Other Transactions with Affiliates (Continued)

Class B	$5,840
Class C	332,720

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
March 31, 2014	$16,720	$195	$4,874	$9,981

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for both Class B and Class C shares and 0.80% of average annual net assets for Class Y shares. During the year ended March 31, 2014, the Manager reimbursed $112,416, $4,695, $52,546 and $10 for Class A, Class B, Class C and Class Y shares, respectively

    The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

    Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

48 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

6. Borrowings (Continued)

    The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

    The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

    The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1501% as of March 31, 2014). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2014 equal 0.23% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of March 31, 2014, the Fund had borrowings outstanding at an interest rate of 0.1501%. Details of the borrowings for the year ended March 31, 2014 are as follows:

Average Daily Loan Balance	$7,095,890
Average Daily Interest Rate	0.166%
Fees Paid	$202,039
Interest Paid	$11,765

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher

49 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

7. Reverse Repurchase Agreements (Continued)

repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

    The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended March 31, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.08% of the Fund’s average net assets on an annualized basis.

    The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

    The Fund executed no transactions under the Facility during the year ended March 31, 2014.

Details of reverse repurchase agreement transactions for the year ended March 31, 2014 are as follows:

Fees Paid	$52,653

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds

50 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

8. Pending Litigation (Continued)

(but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

    Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

    On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On July 15, 2011, a lawsuit was filed in New York state

51 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

8. Pending Litigation (Continued)

court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

    OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

52 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester Massachusetts Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Massachusetts Municipal Fund, including the statement of investments, as of March 31, 2014, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Massachusetts Municipal Fund as of March 31, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

May 19, 2014

53 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION     Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

    None of the dividends paid by the Fund during the fiscal year ended March 31, 2014 are eligible for the corporate dividend-received deduction. 98.68% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

54 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

55 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

 TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006- June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company

56 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

David K. Downes, Continued	(financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2006) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Mary F. Miller, Trustee (since 2006) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company

57 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

TRUSTEES AND OFFICERS    Unaudited / Continued

Mary F. Miller, Continued	(financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2006) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

58 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Joseph M. Wikler, Trustee (since 2006) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2006) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., President and Principal Executive Officer and Trustee (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital

59 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

TRUSTEES AND OFFICERS    Unaudited / Continued

William F. Glavin, Jr., Continued	Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 90 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Stein and Gabinet, Mss. Nasta and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2006) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2006) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2006) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2003-December 2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

60 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 90 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2009) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 90 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley

61 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

TRUSTEES AND OFFICERS    Unaudited / Continued

Mary Ann Picciotto, Continued	Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 90 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 90 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

62 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

OPPENHEIMER ROCHESTER MASSACHUSETTS

MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2014 OppenheimerFunds, Inc. All rights reserved

63 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

64 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMERFUNDS
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
**RA0579.001.0314 May 27, 2014**

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $32,500 in fiscal 2014 and $31,800 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,500 in fiscal 2014 and $2,500 in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $969,735 in fiscal 2014 and $430,500 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $343,117 in fiscal 2014 and $434,876 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,315,352 in fiscal 2014 and $867,876 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Massachusetts Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/13/2014